UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 13, 2020
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Marathon Petroleum Corporation
(Exact name of registrant as specified in its charter)
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Delaware	001-35054	27-1284632
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

539 South Main Street, Findlay, Ohio 45840
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (419) 422-2121
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01	MPC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As previously announced, on August 2, 2020, Marathon Petroleum Corporation (the “Company”) entered into a purchase and sale agreement (the “Purchase Agreement”) with certain of its subsidiaries set forth therein (collectively, “Sellers”) and 7-Eleven, Inc. (“Purchaser”), pursuant to which the Sellers have agreed to transfer the assets and liabilities constituting the Company’s convenience store business (the “Business”) to Purchaser for a purchase price of $21 billion, subject to certain adjustments (the “Transaction”).
In connection with the Transaction, on November 13, 2020, Speedway LLC (“Speedway”), a wholly-owned subsidiary of the Company, entered into a retention letter agreement (the “Letter Agreement”) with Timothy T. Griffith, the President of Speedway. The Letter Agreement provides that Mr. Griffith is eligible for a lump sum cash payment of up to $1,750,000, payable on the date that is six months following the consummation of the Transaction (the “Payment Date”), provided that Mr. Griffith satisfies certain performance expectations with respect to the transition of the Business (as determined by the Company’s Chief Executive Officer) and remains an employee of Speedway through the Payment Date.
If Mr. Griffith’s employment is terminated without cause (as defined in the Letter Agreement) prior to the Payment Date, he will be entitled to receive up to 100% of the amount set forth above (such amount to be based, in part and as described in the Letter Agreement, upon the date on which Mr. Griffith’s employment is terminated), subject to his execution and non-revocation of a general release of claims. Mr. Griffith will not be eligible for any payments under the Letter Agreement if his employment terminates for any other reason prior to the Payment Date, or if the Purchase Agreement is terminated without consummation of the Transaction.
The foregoing description of the Letter Agreement is not complete and is qualified in its entirety by reference to the Letter Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

10.1	Letter Agreement with Timothy T. Griffith, dated November 13, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marathon Petroleum Corporation

Date: November 18, 2020	By:	/s/ Molly R. Benson
Name: Molly R. Benson
Title: Vice President, Chief Securities, Governance & Compliance Officer and Corporate Secretary